DIOD - DIODES INC
Q4 2006 DIODES INC Earnings Conference Call
Feb. 06. 2007 / 2:00PM PT


Questions and Answers
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Operator [1]
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(OPERATOR INSTRUCTIONS) Ramesh Misra. C.E. Unterberg Towbin.

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Ramesh Misra, C.E. Unterberg Towbin - Analyst [2]
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Good afternoon. My first question was in terms of a breakdown of your revenues in terms of the analog contribution to total sales.

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Keh-Shew Lu, Diodes Inc. - President and CEO [3]
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Thank you for calling in. We don't separate our revenue between the discrete and the analog. What I can tell you is our growth, the 2006 growth in analog is much faster than the growth in the discrete.

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Ramesh Misra, C.E. Unterberg Towbin - Analyst [4]
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Okay. Can you then qualitatively talk about the new product that you have designed integrating the analog components and discrete devices on to a single package? When do you see them contributing meaningfully to your revenues?

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Keh-Shew Lu, Diodes Inc. - President and CEO [5]
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I think we -- if I say to you if you remember I keep mentioning, our first step is No. 1 when the analog fallout energy products into our facilities. Then the second step is give the customer the confidence on our product, our analog product alone. Then the third step will be integrate packaging integration to put the analog and the discrete together.

So we actually right now just in the first and second stage, we start to post to our customer a possibility of putting them together. But we do not have any revenue come out from the integration (indiscernible) technology in the same packaging yet.

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Ramesh Misra, C.E. Unterberg Towbin - Analyst [6]
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I see. So when do you expect to hit that third stage?

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Keh-Shew Lu, Diodes Inc. - President and CEO [7]
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I think this year should be a good time. We started working with our customer who started using our analog product and started to build the confidence. Then we would [work] with them for the new design and then for them to rent it out. So it takes time but we are working with different customers now to bring that proposal to them, but it depends on when do they accept it and when did they willing to take a risk and rent it out. It really depends. I cannot control.

But I think that this year we should see some revenue come in from multipackaging type of technology.

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Ramesh Misra, C.E. Unterberg Towbin - Analyst [8]
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Can you talk to us about factor utilization levels last quarter both
(indiscernible) and also Kansas City?

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Keh-Shew Lu, Diodes Inc. - President and CEO [9]
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I'm sorry.

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Carl Wertz, Diodes Inc. - Chief Financial Officer [10]
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Utilization rates.

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Keh-Shew Lu, Diodes Inc. - President and CEO [11]
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Oh. Utilization rate? I think in the Kansas City (indiscernible) we still
(indiscernible) about 85% noted which is typically in the wafer fab. You know we consider this okay. And in our Shanghai facility packaging, we are still above 95% so we don't see any significant difference from (indiscernible) point of view in both fab and both packages.

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Ramesh Misra, C.E. Unterberg Towbin - Analyst [12]
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So one final question. Do you feel that you were capacity-constrained in any way in Q4? And that's it. Thanks very much.

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Keh-Shew Lu, Diodes Inc. - President and CEO [13]
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No. Well, we -- I think if you remember what I keep talking about we continue
[adding] the packaging capacity into our fab, into our assembly site. We typically -- this is more to show 10 to 12%. Our revenue, we will put into our capital dollar and this year -- what? 2006, okay. This account building we've opened in Taiwan we are about 11.4%, right? (inaudible). So it is still within our model and we just each time [grade] you put in capacity we are not crazy to adding a lot of capacity to create entity capacity.

But at the same time we would not allow this capital to limit us from the growth. Therefore we kind of somewhere above 95% and that's above the level we continue running it. So I don't feel we have (indiscernible) strength and would (indiscernible) from the growth.

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Carl Wertz, Diodes Inc. - Chief Financial Officer [14]
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If I may add to that a little bit. Dr. Lu mentioned we were running at 95 or better in the utilization with that 11.5% of CapEx. What that didn't allow us to do was to integrate all of the subcontracted packaging into our facilities. So if your question was are we constrained from that point, yes, we were in 2006. But that may be an opportunity for us in '07.

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Operator [15]
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Steve Smigie with Raymond James.

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Steve Smigie, Raymond James - Analyst [16]
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I guess sort of following up on that last question to the point of the gross margin expansion that you mentioned for 2007. When -- which quarter do you think we might start to see that and can you give some sense of what magnitude you might expect to see gross margin expansion?

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Keh-Shew Lu, Diodes Inc. - President and CEO [17]
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We gradually move in our (indiscernible) APD our product which produces
(indiscernible) at end of last year we are less than 50% moved in. And we at end we probably only moved up to about 75 to 80% of our products because the rest (indiscernible) 20% or 25%. We will not move in due to we have no capability or the [volume] is so small it is not worth the efforts.

So we believe by probably third quarter of this year we should be finished those move-ins.

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Steve Smigie, Raymond James - Analyst [18]
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Could you talk a little bit about what the operating expenses R&D and SG&A might look like in Q1? Sorry if I missed that but I was just curious if maybe a dollar and a percentage of revenue?

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Keh-Shew Lu, Diodes Inc. - President and CEO [19]
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I may not (indiscernible) Q1 but I think I gave you our basic model. Our basic model, still R&D is somewhere between 2 to 3% and we hit we -- fourth quarter we get 2.5%. That is now within our basic model. You now, 2 to 3% of R&D. And from SG&A point of view, if you discuss the sheer base costs -- you know ths start-up costs then we target at 12.5% for SG&A: and you can add in about 1.5% into it for compensate for the stock option expense.

And therefore that is our biggest model. And we control our expense according to that [nine] that [bit of] model and I think we are (indiscernible) that point. You know in fourth quarter we are somewhere there too.

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Steve Smigie, Raymond James - Analyst [20]
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Could you give us a little bit of an update on the M&A pipeline? I know you said you are actively pursuing that. Any sort of near-term targets or any color that you feel comfortable giving on that?

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Keh-Shew Lu, Diodes Inc. - President and CEO [21]
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Obviously you know that I am looking at different opportunities, but we are not going crazy to give away a high -- much higher price, to (indiscernible). And so we talked to several different companies but I don't have anyone yet agree with me to give me the price (indiscernible) I am talking about.

So it's difficult even now (indiscernible) market with slow down and other company, their stock price going down but every body believe their stock their company value is much higher than the stock market cap. So even the stock market stock going down. People still know we need to absorb there, expect to vary and that is why I have difficulty to tell you I nailed down to one or two, a couple of them.

But I do every -- I do continue looking for different opportunities and talk to different opportunities. But we don't want to be just buying some companies just because we have the money or because we want to buy. I am very careful to [subject] the company who meet our strategies. You know I think I mentioned several times about the requirement.

You need to be -- have market synergy, have the product synergy, (indiscernible) the value to our product portfolio. Adding value to the technology to our market portfolio. And most important you need to be accretive in 12 months, within 12 months.

I keep saying that and I'm still insistent of that. So it needs to be accretive within 12 months.

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Operator [22]
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Christopher Longiaru. Sidoti & Co.

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Christopher Longiaru, Sidoti & Co. - Analyst [23]
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I just had a question. First of all, the inventory situation next quarter, with respect to your clients, talking to your clients and your customers. Do you see anything -- what's your anticipation of higher inventory levels right now and how do you (indiscernible) 2007 with respect to your business?

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Carl Wertz, Diodes Inc. - Chief Financial Officer [24]
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I will answer a little bit of that and then Mark and Dr. Lu can add to it. We realize that the last quarter we lost a couple of days' inventory. We are very focused on inventory. We have managed inventory over the years. We stated last year that we felt that our inventory was well-positioned for our revenue growth.

We believe we are still there. We have some opportunities there to take care of some of the inventory and we are definitely focused on it. Mark can add a little bit maybe from the sales aspect of it.

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [25]
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From a customer standpoint I don't really think it is inventory in that there was a little bit of an inventory overage in the channel in Q4. I think some of that has been settled in North America and Europe. I don't think the customer base is -- we see a great over inventory. I think we just may see a slightly softer demand in Q1 compared to Q4, in some of the end equipment but I don't think it is an inventory-based issue.

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Christopher Longiaru, Sidoti & Co. - Analyst [26]
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And also with the APD acquisition, you said this would probably add around $8 to $10 million in revenue in 2007. Is that going to be more back end loaded or would you say it is more evenly spread throughout the year?

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [27]
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We still have some work to do on getting that product in in there, but I think it would be more back end loaded but it should be very achievable.

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Christopher Longiaru, Sidoti & Co. - Analyst [28]
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That's all I have. Thanks.

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Operator [29]
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Harsh Kumar with Morgan Keegan.

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Harsh Kumar, Morgan Keegan - Analyst [30]
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Good afternoon. A couple of questions. A couple of people before can you quantify what kind of gross margin expansion you can see as you bring AnaChip in over the course of the year?

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Keh-Shew Lu, Diodes Inc. - President and CEO [31]
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Are you talking about gross margin expansion (MULTIPLE SPEAKERS)

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Carl Wertz, Diodes Inc. - Chief Financial Officer [32]
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Expansion throughout the year as we bring in AnaChip.

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Keh-Shew Lu, Diodes Inc. - President and CEO [33]
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Afterwards see a gradually improvement. And like I've been mentioned we paid more attention to the gross margin dollar (indiscernible) instead of gross margin percent improvement. So if you ask me I would tell you our gross margin dollar would be improved. You know quite (indiscernible) or quite good but from a gross margin percent it really depend on how fast we bring the product -- see, if in this year the market is very good then we must use in that capacity for the new business instead of bringing in the produce from AP -- from the [subaccount to ourselves].

And depend on the product, if the product is doing very well and the subcontroller the gross margin may not be as good as the product come out from our own site. But I don't mind either way as long as our revenue continues to increase. That's really more important.

So I didn't concentrate onto people look at our gross margin dollar instead of gross margin percent. And that dollar is really what I am looking for and then that number grows as fast as we can and that number flows through to the real bottom line, which is (indiscernible).

So if the market not grow as fast as expected then the gross margin percent might increase because we'll be aggressively put in to ourselves but if market is really good then all use in that capacity for new business.

And the key is then in my mind to increase the gross margin percent is really coming from the new product. We have very aggressively pushed out the new product and new technology and those really, it's more important for me to increase the product mix or two, changing that product mix to increase growth margin percent. We are able to maintain in the last several quarters, we are able to maintain our gross margin percent the same or similar, even our ASP going down is because #1, our cost reduction effort but another one is our product mix.

And as I mentioned our analog sales much faster than discrete and our analog has a lower gross margin and by which we are able to maintain the same growth gross margin percent to tell you we actually improve our gross margin percent if you do the apples to apples comparison. But it is just because the lower gross margin of analog fallout grow much faster than the higher growth margin of discrete. It affects us the improvement of the number you know, [show outside] but the majority of gross margin dollar.

If you look at it this year 2006 versus 2005 we grow 60% right. Carl? (inaudible) Yes, 60%. So this is what is important is growth margin dollar increase 60% in year-over-year than we just pure look at growth dollar gross margin percent.

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Carl Wertz, Diodes Inc. - Chief Financial Officer [34]
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(Actually the dollar is like 47%. 47% year-over-year a dollar (MULTIPLE
SPEAKERS).

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Operator [35]
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Gary Mobley with A. G. Edwards.

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Gary Mobley, A.G. Edwards - Analyst [36]
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Could you share with us how bookings have trended thus far in the first five weeks of the quarter?

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [37]
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I'm sorry, Gary.

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Gary Mobley, A.G. Edwards - Analyst [38]
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Could you share with us how bookings have trended those are in the first five weeks of the quarter?

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [39]
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In the -- they've trended up in the first five weeks in the quarter. For Q4 they were slightly below par and in the first five weeks they are above par.

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Gary Mobley, A.G. Edwards - Analyst [40]
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And Mark, looking into your crystal ball how should we think about the progression of bookings throughout the year given what is normally a seasonally strong second half of the fiscal year?

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [41]
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I can't give you what I expect a book to build trend to be, but we still feel very strongly on the long-term outlook for this year. It is quite strong.

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Gary Mobley, A.G. Edwards - Analyst [42]
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Okay (MULTIPLE SPEAKERS)

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Keh-Shew Lu, Diodes Inc. - President and CEO [43]
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We believe, (indiscernible) 1Q seasonally for our business especially if you look at the majority of business, almost 75% of our business is consumer and computer. And consumer and computer business typically in 1Q seasonally, you are going to see some slowdown. But we don't see maybe somebody see a very bad or something but we don't really see that. We still think we are going to continue getting market share in 1Q and you can see some seasonally effect but it's not typical. It is not our best.

And we believe after that second quarter will come back to the growth period and then this year we still look at this year as quite good year for us.

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Gary Mobley, A.G. Edwards - Analyst [44]
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And to follow up if I may. Do you think you have run out all the sales synergies from the AnaChip acquisition and looking on to '07 would you expect the analog products to again grow at a faster rate than the discretes?

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Carl Wertz, Diodes Inc. - Chief Financial Officer [45]
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No. I think we still have a significant growth synergized achievement to go on the AnaChip side. Really the product on the analog side is just hitting the North American and European channels. We've had some design wins on our Asian base designs and so forth and some of our key customers, but getting the product prepared and logoed and changing all the stuff for the channels takes a long time. They have a pretty broad product line.

So we are just starting to enter the channel now. So we have great opportunities in North America and Europe on the analog product line.

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Keh-Shew Lu, Diodes Inc. - President and CEO [46]
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And even the Asia, you know last year we spent a lot -- we grow much faster but some -- most of them coming from the existing customer they have, but you know the power in the second half of last year we started getting to the new customers we have. And those it takes time to ramp it up.

So this year I believe will be another good year for us for order new design, new wins with our customers and the Europe, U.S. Don't go give us a quite good good engine. I mean it's a good growth engine to grow.

APD is another one. We just get it in the last year and we are going to start deport it into our site. Like I say, 1Q we should be almost done well -- majority for the small outline ones.

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Carl Wertz, Diodes Inc. - Chief Financial Officer [47]
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Yes. We were able to move that one much quicker but again all of those were
Asian-based designs. So that's all new fresh opportunity in North America that hasn't seen it and the reception has been quite good.

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Keh-Shew Lu, Diodes Inc. - President and CEO [48]
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And then the third thing is, we start to put in the new design we sold and improved the design we sold in AnaChip operations. And at the same time we are aiding the new analog design we saw in start up in San Jose and those, you are going to start to see a lot of new products coming out and now aiding the growth of the analog for this year.

So I think in our condition going to be continued (indiscernible) could have good results this year.

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Operator [49]
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Shawn Harrison with Longbow Research.

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Shawn Harrison, Longbow Research - Analyst [50]
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I just had a question on following up on 1Q's seasonality. I think you mentioend it was going to be down a little bit or typically is down a little bit. Could you comment on how many days you are going to lose to the Chinese New Year this year versus previous years?

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Keh-Shew Lu, Diodes Inc. - President and CEO [51]
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From the Chinese New Year or from the market. Typically, it is about the same.
You probably one or two day difference but it won't be that much. Typically it is a whole week for us. Both weekends from the front and on the back.

So I don't think really that much of -- . If our customers going to start shut it down in those. But for us we probably won't have that much effect because we typically working through the Chinese New Year. We won't have done much of excess capacity to be able to shut down 10 days. We by history we always operate our facility all the time instead of shutting down.

But our customers do start to see some shutdown or some stop production, but I don't see any particularly different this year versus the past.

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Shawn Harrison, Longbow Research - Analyst [52]
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All right. Could you speak a little bit about a percentage of sales to distribution? I think you are at 30% of sales to distribution for AnaChip? Any changes there?

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Keh-Shew Lu, Diodes Inc. - President and CEO [53]
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No it's [deferred], okay -- .

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Carl Wertz, Diodes Inc. - Chief Financial Officer [54]
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Actually we were generally running about 65, 35 prior to AnaChip but AnaChip was heavily distribution based. I think now and there's been some chips in there. I think we are running -- I don't have the exact figures in front of me (MULTIPLE SPEAKERS) but I think it's more like 52 OEM, 48 maybe right in those plus or minus a couple of percentage points. I will make sure that on the next quarter that I have that in the conference call. I apologize for that.

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Shawn Harrison, Longbow Research - Analyst [55]
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No. No problem. Thank you much. And just a housekeeping question -- interest rate on the cash balance I think it's around 4.5%. Is that correct?

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Carl Wertz, Diodes Inc. - Chief Financial Officer [56]
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Yes. It may be a little bit north of 4.5. Somewhere closer to 5 in the last quarter.

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Shawn Harrison, Longbow Research - Analyst [57]
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Appreciate it. Thank you.

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Operator   [58]
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Michael Davies with Next Generation.

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Michael Davies, Next Generation - Analyst [59]
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Thank you. I was just wanting to get maybe just a little bit of clarification on the AnaChip and APD acquisition. As I understand, that as we move more into providing the integrated solutions, particularly with ADP maybe providing you with some unique skills and high voltage, we are earmarking much more higher gross margin products. Do you see this being in more in the design side? Does it still lend itself to -- you know, the packaging capabilities?

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Keh-Shew Lu, Diodes Inc. - President and CEO [60]
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Well actually. It's both. First I need to correct it's APD instead of ADP. APD.
Okay, the Company we purchased is APD and, yes, it's both. They give us the process for the wafer technology which can handle high power or if you wanted the same performance, a small (indiscernible). So if you -- even [nice] on that technology is scalable. So if you want to use it nice size you get a better performance and if you said a performance (indiscernible) then I can [shook] the die to make it cheaper. It is very easy to scale.

That is that technology provides us. Then what we do is since you are capable to scalable to the same performance as (indiscernible) then we can pick those products to put in our innovative, our most (indiscernible) of the miniature die packages and win the market. So we are doing that too.

So we tried to take advantage from both sides. But at the beginning we -- at the beginning what we do is we try to shake the die or try to take that product just straight to go to our packaging.

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Michael Davies, Next Generation - Analyst [61]
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What I was trying to get to is, does it lend itself to the same high volume production that you are used to now as we move into more of the specialized products? Wouldn't they be lower volume products and does the same capabilities transfer over?

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Carl Wertz, Diodes Inc. - Chief Financial Officer [62]
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No, actually, I think that it lends itself very well to high volumes, because the scalable technology really for high-volume applications allows us to design a part exactly as the customer needs. What this really is is a really high-efficiency technology. And as we target certain specs for certain applications -- and that is why I kind of said that we were really focused on customers' specific requirements. They've really gone out -- their product line is really very standard as we received it. And what we want to do is now develop a very specific product line around an application.

So really what I am telling my people is to go to the fields and sell the technology and ask the customers how they would like us to tailor it for their application, rather than go out there and try to sell them parts. Thin as they tail it around our applications then they become our customers for a very long period of time.

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Keh-Shew Lu, Diodes Inc. - President and CEO [63]
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And don't forget if in the wafer it might be customized but when you go to the packaging it's actually in the package. Therefore for their production for that [kind of] assembly production point of view the high volume production. So the tailor design is actually in the wafer fab, which we don't mind.

But when you go to the manufacturing side, it is high-volume, miniaturized package and technology which -- that's where we are good at it.

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Michael Davies, Next Generation - Analyst [64]
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Thank you.

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Operator [65]
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Alex Gauna with UBS.

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Alex Gauna, UBS - Analyst [66]
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Sorry to return to this topic but I was wondering if you could touch on where are AnaChip or analog -- however you want to define it -- gross margins relative to the corporate average right now? And if I heard you correctly, you said 50% has moved internal and if you could give maybe some description on what sort of savings have been achieved in terms of maybe the average gross margins for that product area over the course of the second half?

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Keh-Shew Lu, Diodes Inc. - President and CEO [67]
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Let me put this -- it's supposed to be the inner chip will be able to if we
100% move in and if we can get to the same performance from your point of view, it will be able -- we will be able to get to the same gross margin or even higher compared with our discrete.

And our problem is, we -- our [assembly] sites do not have that experience of doing analog testing. Packaging, yes, with our packaging we have a couple of new package like SO-8 which is new package for us but that's (indiscernible) month. (indiscernible) package no problem but we are deal with testing. We have no problem detects discrete because we are allowed experiments but start to do the testing which was (indiscernible) and then we gradually moved in and when the people is really busy and try to fulfill our growth in last year we kind of a little bit of slowdown of year improvement of the (indiscernible) those kind of things.

So I at the [meeting] our -- today our AnaChip type of product our gross margin will not be as good as the discrete. But it takes time. It takes time to get our test coordination down [EO] down and it's a learning curve.

Do you understand what I'm saying?

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Alex Gauna, UBS - Analyst [68]
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I do.

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Keh-Shew Lu, Diodes Inc. - President and CEO [69]
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Yes and for discrete we ordered down we order production for eight, nine years.
We have no problem to get it. Assembly yield high. Tested yield high but for analog we just try to teach our assembly site people how to test analog product. And the test coordination, the argument about who is right, who is wrong.

It takes a while for them to (indiscernible). So I needed that -- our gross margin growth was not as good as I expected but actually we predict that. So every quarter we say we are above comfortable on our gross margin, which we did that every quarter and the fourth quarter we actually improved 200 points. What?

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Carl Wertz, Diodes Inc. - Chief Financial Officer [70]
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20 basis points.

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Keh-Shew Lu, Diodes Inc. - President and CEO [71]
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20 basis points.

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Carl Wertz, Diodes Inc. - Chief Financial Officer [72]
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Also we were pretty full out in discrete production to keep up with the new revenue demands. So we have some opportunity in '07 for where our margins will (inaudible).

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Keh-Shew Lu, Diodes Inc. - President and CEO [73]
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What I'm saying is we have opportunity in '07 to improve that number. By going down the lending curve and by more product, additional product into our site.

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Operator [74]
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Dennis Reed with Cleveland Research.

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Dennis Reed, Cleveland Research - Analyst [75]
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Thank you very much. First question. In regards to the competitive dynamics in the standard analog and discrete market, could you provide any color into some of the competitors who have been taking utilization rates down and if they are re-engaging that market?

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [76]
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You know we don't see a great deal of people changing. I think deep down there's still -- on the low end devices, there's still not a big overage of capacity. So and I don't think anybody is particularly panicked about the environment that we are in right now so I don't think that we are seeing people change their strategy dramatically.

May see a little bit more pressure on the commodity analog side because the ASPs are all higher and the progression away from discretes is much greater than the commodity analog (MULTIPLE SPEAKERS) the beginning of the cycle on the commodity analog rather than the end of the cycle on discrete. So I don't see a significant change in the environment.

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Keh-Shew Lu, Diodes Inc. - President and CEO [77]
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Especially we don't see a big competition from those major semiconductor providers. Now we do see some like AnaChip type of company from here and there try to (indiscernible) analog have a little bit better gross margin than discrete. So people started thinking jump into it but you know that's exactly AnaChip (indiscernible) problem they try to do (indiscernible) pay profit to the wafer, pay profit to the packaging house and cannot really get the right ASP for the product.

So we see that kind of competition actually is the all AnaChip type of company. We call them AnaChip Jr. But I don't really see a major competition coming from the major semiconductor company.

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Dennis Reed, Cleveland Research - Analyst [78]
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Could you provide any color on the overall pricing environment throughout the fourth quarter and has it changed at all as we've entered the first quarter?

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Mark King, Diodes Inc. - Senior VP of Sales and Marketing [79]
--------------------------------------------------------------------------------
You know last year was pretty stable going into the fourth quarter. I mean, we had some minor decreases and it was a little bit more aggressive in the fourth quarter. But again I think it was only down 2% in Asia on the average ASP. And I think it is probably slightly more aggressive because of -- if you just look at the semiconductor guidance out there. So there are people looking for orders but again we don't see any significant change. Okay?

I mean there's no drastic change but, yes, we live in very competitive environments all the time.

--------------------------------------------------------------------------------
Operator [80]
--------------------------------------------------------------------------------
Chris Chaney with Stanford Group.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [81]
--------------------------------------------------------------------------------
Thanks for taking my question and first of all, nice year. I mean good performance for the year, I think, financially. I wanted to follow up with the pricing question just a moment ago. It sounds like general comment then for Q1 '07 would be that ASP pressure looks like it is going to be sort of normal maybe in the 3 to 5% range; maybe a little bit more aggressive than Q4, but still not out of the ordinary?

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [82]
--------------------------------------------------------------------------------
Right.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [83]
--------------------------------------------------------------------------------
You are correct.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [84]
--------------------------------------------------------------------------------
Okay. Great. And then, I had a question here about a -- I guess a multipart question about the wafer fab. I haven't heard much or any discussion about that yet. What percent of the output of the wafer fab do you use internally? And how is that split between analog products and the discrete products? And finally as that percentage changes, not the split but the percentage of using it internally, how will that be affecting your gross margin?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [85]
--------------------------------------------------------------------------------
From the discrete -- from discrete point of view we, right now, 30% is outside -- is buying from outside and -- .

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [86]
--------------------------------------------------------------------------------
No. 30% of our fabs' capacity is used internally.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [87]
--------------------------------------------------------------------------------
Internally. Yes. Okay.

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [88]
--------------------------------------------------------------------------------
And all of that is discrete. We do no analog assembly (MULTIPLE SPEAKERS)

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [89]
--------------------------------------------------------------------------------
That's right. From analog point of view we buy product we buy today from LSE and for the CMOS point of view we are looking at, we are getting from other areas. So that won't change. We do not intend to gain through the [variable] wafer fab because that's (indiscernible). I think I can tell everybody the variable for our commodity analog and our discrete is in the packaging not in the wafer. And therefore wafer is just to help us to support our demands and we don't need to run into trouble when we are at capacity issue.

But from the gross margin and from a profit point of view we concentrate on in packaging because that is where the value is.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [90]
--------------------------------------------------------------------------------
I see so as -- if you were to, for instance, go to 35% of your output being used internally, that wouldn't really affect your margins much at all?

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [91]
--------------------------------------------------------------------------------
Theoretically the more we use. it should increase our margins.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [92]
--------------------------------------------------------------------------------
That makes sense. Right.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [93]
--------------------------------------------------------------------------------
Yes, it's a little bit, but as long as that much because I say the value is not, you know even you can say 10% from wafer but that is only a small percent of the cost. So it won't affect the growth margin that much.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [94]
--------------------------------------------------------------------------------
Thank you. Okay. All right. Just looking for another lever on margins here but it doesn't sound like it's not much of one.

Finally on the CapEx split between wafer fab and packaging for 2007, what would be the general split of that?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [95]
--------------------------------------------------------------------------------
Majority. A large majority goes to packaging. We only a small percent goes to our wafer fab just (MULTIPLE SPEAKERS)

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [96]
--------------------------------------------------------------------------------
Maintenance.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [97]
--------------------------------------------------------------------------------
Maintenance. Where run in some spare parts sometimes. You have some machine you might need to upgrade we go to buy the used machine but a majority of our money really goes to assembly.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [98]
--------------------------------------------------------------------------------
Excellent. Thanks for answering my questions. I appreciate it.

--------------------------------------------------------------------------------
Operator [99]
--------------------------------------------------------------------------------
Harsh Kumar with Morgan Keegan.

--------------------------------------------------------------------------------
Harsh Kumar, Morgan Keegan - Analyst [100]
--------------------------------------------------------------------------------
Dr. Keh-Shew, just quickly as your consumer and computing markets start to grow into the second quarter which is the June quarter, and you have heard a lot from the other companies kind of in your space and also other larger companies calling for probably something close to a snapback or a strong recovery in Q2. Would it be fair to say that you would see something similar the way it's looking like from your eyes?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [101]
--------------------------------------------------------------------------------
I think so.

--------------------------------------------------------------------------------
Harsh Kumar, Morgan Keegan - Analyst [102]
--------------------------------------------------------------------------------
Great. That's it. Thank you.

--------------------------------------------------------------------------------
Operator [103]
--------------------------------------------------------------------------------
Alex Gauna with UBS.

--------------------------------------------------------------------------------
Alex Gauna, UBS - Analyst [104]
--------------------------------------------------------------------------------
Mark, I was wondering. You mentioned a number of new product areas and families that have been introduced here in the past year. Is there any way you can touch on maybe quantifying the amount of new business you feel like you've put in the pipeline '07. Or is it even a longer horizon for that?

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [105]
--------------------------------------------------------------------------------
I can't quantify it but I feel pretty good about that our platforms are going to launch. Some faster than others. We feel very comfortable with this recent haul, sensor-release (MULTIPLE SPEAKERS).

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [106]
--------------------------------------------------------------------------------
H-180, we see a design win everywhere. Now how quick they get rented up it would be dependent on the customer. But I see the report on the design win actually H-180 from Europe, from U.S. and from Asia. It's very very good product.

Second thing is this new (indiscernible) of APD product. Not just announced it so you probably say it is too early to talking about design win yet but we were so surprised when every time you go to talk to the customer about this product, everybody is jumping on it. So demand for the sample is so high so I just thinking we have a (indiscernible) good great product coming out we are very happy with. Both APD acquisition and AnaChip acquisition.

You know 180 H-180, the whole [sense] is coming from AnaChip and this APD Super Barrier Schottky. This is coming from APD acquisition so both knew those acquisitions give us some (technical difficulties) for new product.

--------------------------------------------------------------------------------
Alex Gauna, UBS - Analyst [107]
--------------------------------------------------------------------------------
Within that shining star category the Hall sensors would you say that you have already secured a lot of '07 business or do we still have to wait through some of the design cycles of the early year, say, 3-GSM? Those types of trade shows or does the outlook look pretty good at this point?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [108]
--------------------------------------------------------------------------------
I think I let Mark give you those answers.

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [109]
--------------------------------------------------------------------------------
I think that some of those design wins or active design temps have not been secured in some of the things because it takes a little bit longer. But some of our customers were making progress -- quite good progress. I think the notebook industry is doing quite well and we expect that with our product mix in notebook that we should be able to dominate some of those areas.

Some of our competitive base have left a lot of opportunity for us in the Hall-sensor area. So I think in certain segments, it will take us longer but we feel pretty comfortable that we have the right product and we have a good product and we have an interesting customer.

--------------------------------------------------------------------------------
Alex Gauna, UBS - Analyst [110]
--------------------------------------------------------------------------------
Good. Thank you.

--------------------------------------------------------------------------------
Operator [111]
--------------------------------------------------------------------------------
Kevin Rottinghaus with Cleveland Research.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [112]
--------------------------------------------------------------------------------
Thank you. The Communication segment jumped pretty significantly here. It looks like just based on percentage of revenues, is there any rate through there into cellphones? I mean is that starting to pick up for you at all?

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [113]
--------------------------------------------------------------------------------
Actually we put cellphones into consumer segment and probably that's basically being driven by wireless LAN. The AnaChip's switching regulators are very well-positioned in some of the key chip reference designs for wireless LAN.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [114]
--------------------------------------------------------------------------------
On last quarter there was significant acquisition (indiscernible) in your natural rectifier. Have you seen any changes competitively there? How are they acting out in the marketplace? Any impact that you have seen as far as opportunities for you to grab customers or any changes there?

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [115]
--------------------------------------------------------------------------------
I really don't think that that -- when we looked, when that was available we looked at it. We did say a lot of overlap in our product lane for our segment (technical difficulty). That's really kind of high-powered module and some module based (MULTIPLE SPEAKERS) business. It really just isn't -- I don't think we'll see a lot of impact on our product line. I think that it might have dabbled in areas where we were but not as a key player.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [116]
--------------------------------------------------------------------------------
Then just a clarification question maybe for Carl. Did I hear right? The 50% of AnaChip is in-house or is that kind of the target for 2007?

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [117]
--------------------------------------------------------------------------------
I think we would have to get an exact figure. I don't think we have that exact figure.

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [118]
--------------------------------------------------------------------------------
We have attracted exactly. We know we didn't execute as much as we wanted last year and it's somewhere in that range but it's plus or minus probably 10%.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [119]
--------------------------------------------------------------------------------
No. It's less than 50%.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [120]
--------------------------------------------------------------------------------
It's less than 50?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [121]
--------------------------------------------------------------------------------
Less than 50% of their callout was produced internally. Yes I know (MULTIPLE SPEAKERS) in the fourth quarter yes, it's less than 50%, okay? But I can say we plan to only bring in up to about 75%. 75, 80%. Somewhere around that because that's the less than 20, 25% was product we don't produce or the volume is so small it's not worth effort to bring in.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [122]
--------------------------------------------------------------------------------
Okay, and then apples to apples you know outsourced versus internal. I mean 25 or 30% gross margin up to 40% gross margin and outsourced 30 in-house 40. Are those the right kind of numbers or is it something different from that?

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [123]
--------------------------------------------------------------------------------
Those are reasonable. That's maybe a little on the high-end (MULTIPLE SPEAKERS)
-- .

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [124]
--------------------------------------------------------------------------------
That is high-end.

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [125]
--------------------------------------------------------------------------------
But we did state that the analog once we are doing in-house should be at our 34, 35% range.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [126]
--------------------------------------------------------------------------------
The analog will be in the 34, 35 in-house?

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [127]
--------------------------------------------------------------------------------
Yes. It should work its way up with that, depending on the application.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [128]
--------------------------------------------------------------------------------
One last one on the acquisitions. I mean, is it still a criteria for you that it be accretive in 12 months?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [129]
--------------------------------------------------------------------------------
That is one of the key criteria we put it to ourselves and needs to be accretive within 12 months.

--------------------------------------------------------------------------------
Kevin Rottinghaus, Cleveland Research - Analyst [130]
--------------------------------------------------------------------------------
Thank you.

--------------------------------------------------------------------------------
Operator [131]
--------------------------------------------------------------------------------
Chris Chaney with Stanford Group.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [132]
--------------------------------------------------------------------------------
Thank you. This is a quick one. Your largest customer last quarter, I think, was around 10% of sales or so. Can you tell me or tell us how that has changed this quarter?

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [133]
--------------------------------------------------------------------------------
I don't think we have had any 10% customers now. I think our largest customer would be [Light On] where we are selling them wafers and we turn around and buy back the high-powered end products. And then probably the largest customer in the past which was close to 10%, because of our analog expansion and growth, now would take that down into the high single digits.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [134]
--------------------------------------------------------------------------------
That's what I was referring to.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [135]
--------------------------------------------------------------------------------
We in the past when we had discrete we do have a single customer at the 10% range but AnaChip -- with AnaChip acquisition they did not buy any products from AnaChip and because AnaChip acquisition our -- that just customer is no longer at the 10%.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [136]
--------------------------------------------------------------------------------
I see and just a follow-up then. that 8 to 10% customer -- 8 or 9% customer that I'm referring to does that maybe you know who that is. But are they going to be buying products from the AnaChip acquisition too or just currently discrete?

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [137]
--------------------------------------------------------------------------------
It is possible over the road with our new development and some of the products that we recently released that they could be buying that. But there's not only -- there is not one customer there anymore. There's multiple customers in that over five. You have some pretty -- we have a pretty diverse range there.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [138]
--------------------------------------------------------------------------------
But like I mentioned, we are very careful to introduce our energy product to the key major customer we have in the, on the discrete. Because we do not want any potential problem causing that. So we take time to get those units qualified by our assembly, make sure the product really meets our discrete customer's expectation and then after that we start to introduce them, those analog products. So it takes time and we are not -- we don't want to rush in to get the benefit right away and then cause a major problem for our customers.

--------------------------------------------------------------------------------
Carl Wertz, Diodes Inc. - Chief Financial Officer [139]
--------------------------------------------------------------------------------
Right as well as AnaChip's product originally was more higher powered so where we -- some of those customers live in the portable area. Some of the new products we have in development are more designed towards our traditional customer in the portable area. They gave us a little more rounding in our Communication segments which is more plug in the wall and so forth. So I think that they are more apt to use some of our newer products than our past products.

--------------------------------------------------------------------------------
Chris Chaney, Stanford Group - Analyst [140]
--------------------------------------------------------------------------------
Thank you.

--------------------------------------------------------------------------------
Operator [141]
--------------------------------------------------------------------------------
At this time there are no further questions. Are there any further remarks?

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [142]
--------------------------------------------------------------------------------
No, I just wanted to make sure we continue gaining the market share and our goal still we want to grow 2X faster than the market grows. We still on track with that. We still working toward that and yes, we might -- we have a season slowing but I think we are on track to our long-term goal growth packet. Thank you.

--------------------------------------------------------------------------------
Mark King, Diodes Inc. - Senior VP of Sales and Marketing [143]
--------------------------------------------------------------------------------
Thanks everybody. Look forward to coming back to you next quarter.

--------------------------------------------------------------------------------
Keh-Shew Lu, Diodes Inc. - President and CEO [144]
--------------------------------------------------------------------------------
Bye-bye.

--------------------------------------------------------------------------------
Operator [145]
--------------------------------------------------------------------------------
This concludes today's Diodes Inc. fourth quarter and 2006 fiscal earnings conference call. You may now disconnect.